October 1, 2001



                  DREYFUS PREMIER WORLDWIDE GROWTH FUND, INC.

               SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION

                               DATED MARCH 1, 2001

      THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION OF THE STATEMENT OF ADDITIONAL INFORMATION ENTITLED "PERFORMANCE INFORMATION":

      From time to time, the after-tax returns of the Fund may be advertised or otherwise reported. The formula for computing after-tax returns assumes an initial one-time investment of $1,000 and the deduction of the maximum sales load and other charges from this initial investment. After-tax returns (including those reflecting Fund distributions and/or redemption of Fund shares) are calculated using the then-current highest individual Federal marginal income tax rates, and do not reflect the impact of state and local taxes. After-tax returns on distributions and redemptions are computed assuming a complete sale of Fund shares at the end of the period and reflect reinvested amounts. The formula assumes that the taxable amount and tax character of each distribution are as specified by the Fund on the dividend declaration date, adjusted to reflect subsequent recharacterizations, and ignores the effect of either the alternative minimum tax or phaseouts of certain tax credits, exemptions, and deductions for taxpayers whose adjusted gross income is above a specified amount.

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      THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION CONTAINED IN THE
SECTION OF THE FUND'S STATEMENT OF ADDITIONAL INFORMATION ENTITLED "HOW TO BUY SHARES":

      You may purchase Class A shares of the Fund without a sales load, if you were a holder of shares of Dreyfus Global Growth Fund and received Class A shares of the Fund on August 28, 2001 as part of the combination of the two funds. The sales load waiver does not apply to accounts opened after August 28th or to purchases of other Fund classes.